Sovereign Bancorp, Inc.

Lehman Brothers 2006
Financial Services Conference

London
May 17, 2006

Forward-Looking Statements

This presentation contains statements of Sovereign Bancorp, Inc.’s
(the “Company”) strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value

These statements and estimates constitute forward-looking
statements (within the meaning of the Private Securities Litigation
Reform Act of 1995) which involve significant risks and
uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements

Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition;
changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive,
governmental, regulatory, and other technological factors affecting the Company’s operations, pricing, products and services

Forward-Looking Statements

In addition, this presentation and filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Sovereign Bancorp, Inc. and the merger of Independence Community Bank Corp.
with and into Sovereign that are subject to various factors which could cause actual results to differ materially from such projections or estimates.  Such factors include, but are not limited to, the following: (1) the businesses of Independence Community Bank Corp. may not be combined successfully with Sovereign’s businesses, or such combinations may take longer to accomplish than expected; (2) expected cost savings from the merger cannot be fully realized or realized within the expected timeframes; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with government approvals of the merger;
(5) adverse governmental or regulatory policies may be enacted; (6) the interest rate environment may adversely impact the expected financial benefits of the merger, and compress margins and adversely affect net interest income; (7) the risks associated with continued
diversification of assets and adverse changes to credit quality; (8) competitive pressures from other financial service companies in Independence Community Bank Corp.’s and Sovereign’s
markets may increase significantly;  (9) the risk of an economic slowdown that would adversely affect credit quality and loan originations; (10) other economic, competitive, governmental, regulatory, and technological factors affecting Sovereign's operations, integrations, pricing, products and services; and (11) acts of terrorism or domestic or foreign military conflicts; and
acts of God, including natural disasters.  Other factors that may cause actual results to differ from forward-looking statements are described in Sovereign’s filings with the Securities
& Exchange Commission.

Overview of Sovereign

Sovereign Bancorp
VT
NH
NY
MA
CT
RI
PA
NJ
WV
MD
DE
VA
Copyright (C) 2005 SNL Financial LC. All rights reserved
0
125mi

Sovereign Bancorp

An Exceptional Franchise Serving the
Northeastern United States

Key:         Sovereign Branches

                 Independence Branches

Sovereign Today

18th largest bank in the

   U.S. with $64 billion in

   assets

  665 branches &

   over 1,000 ATM’s

10,000 team members

Sovereign ProForma

Remains 18th largest

   bank in U.S. with $83

   billion in assets

785 branches &

   over 2,000 ATM’s

Approx. 12,000 team

   members

Source:  SNL DataSource

(1) Includes  CT,  MA, NH, NJ, Eastern PA and RI

ME

Sovereign’s Demographics

14.1

49,747

United States

77,417

13

9.1

49,924

Rhode Island

654,826

262

3.2

48,534

Pennsylvania

1,107,270

307

16.8

51,187

New York

361,733

58

14.3

63,135

New Jersey

68,523

25

1.6

59,545

New
Hampshire

431,224

122

8.3

63,171

Massachusetts

300,269

62

4.7

61,384

Maryland

170,616

45

10.0%

$63,462

Connecticut

Number of
Students4

Number of
Universities3

Hispanic
Population2
(%)

Median
Household
Income1
($)

1 Median Household Income as of 2005

2 Hispanic Population as of 2004

3 Number of degree-granting institutions as of 2004

4 Number of students enrolled in degree-granting institutions as of 2002

Dec-02
Dec-03
Dec-04
Dec-05
1Q06 Proforma
Residential Loans
Consumer Loans
Commercial Loans

Sovereign Bancorp

Growing and Diversified Loan Portfolio…

$26.1

$23.1

Diverse Loan Mix

24% Annual Growth*

$36.6

Balances as of December 31.  1Q06 pro forma for ICBC.

* Through year-end 2005; includes completed acquisitions.

$43.8

$57.8

Dec-02
Dec-03
Dec-04
Dec-05
1Q06
Proforma
Checking
Savings
Money Market
CD's

Sovereign Bancorp

Building Deposits for a Strong Balance
Sheet…

$27.3

$26.9

Attractive Low-Cost

Deposit Base

12% Annual Growth*

$32.6

$38.0

Balances through December 31.  1Q06 pro forma for ICBC.

* Through year-end 2005; includes completed acquisitions.

$49.8

Organic deposits
Net change in deposits from acquisitions/(sales)
CAGR 22.4%
Organic CAGR 8.8%
$0.9
$4.1
$0.1
$8.6
$2.2
$7.3
$3.9
$8.5
$0.5
$11.5
$11.6
$12.9
($0.3)
$23.7
$1.3
$25.6
($0.0)
$27.4
$4.2
$28.4
$2.9
$35.1
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Organic assets
Net change in assets from acquisitions/(sales)
CAGR 22.9%
Organic CAGR 13.6%
$0.9
$7.2
$0.1
$15.2
$5.1
$12.6
$5.3
$16.7
$1.5
$25.1
$10.2
$23.3
($0.3)
$35.8
$1.5
$38.1
($0.0)
$43.5
$6.2
$48.3
$5.4
$58.3
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Sovereign Bancorp

Deposits ($ billion)

…through a Combination of Organic Growth
and Acquisitions

Assets ($ billion)

Source: SNL Financial

Note: Data as of December 31, 2005; organic asset and deposit data is adjusted for whole company and branch acquisitions and divestitures.
2005YE data not pro forma for pending acquisition of ICBC

$5.0

$8.7

$9.5

$12.3

$12.0

$24.5

$23.3

$26.9

$27.3

$32.6

$38.0

$8.1

$15.3

$17.7

$21.9

$26.6

$33.5

$35.5

$39.6

$43.5

$54.5

$63.7

7.8%

3.7%

1.9%

9.6%

(3.4%)

7.4%

(6.5%)

(11.0%)

(15.7%)

Organic growth

7.0%

11.0%

10.0%

7.2%

6.9%

(12.5%)

14.7%

(5.7%)

(17.8%)

Organic growth

530
543
610
665
2002
2003
2004
2005
2006E

Sovereign Bancorp

Growing Footprint

Number of Branches

8% Annual Growth*

*Through year-end 2005; includes acquisitions.

(1) Pro forma for pending acquisition of ICBC

790(1)

$1,469
$1,590
$1,727
$1,887
$2,235
2001
2002
2003
2004
2005

Sovereign Bancorp

Total Revenue Growth

Revenue Growth

11% Annual Growth

$1,328
$1,123
$1,172
$1,306
$1,342
2001
2002
2003
2004
2005

Sovereign Bancorp

Total Expense Growth

Total Expense Growth

0% Annual Growth since 2001; 6% annual growth since 2002

Includes Provision for credit losses, G&A expense and Other Expense

53.49%
52.90%
51.31%
50.33%
49.00%
2001
2002
2003
2004
2005

Sovereign Bancorp

Positive Operating Leverage

Results in Continued Improvement

in Efficiency Ratio

1.2x

Operating Leverage

15.5%

$ .9bn

$1.1bn

G&A Expenses

18.7%

$1.9bn

$2.2bn

Total Revenue

% Change

2004

2005

Efficiency ratio equals G&A expenses as a percentage of total revenue, defined as the sum of net interest income and total fees and other income before securities transactions

1.03%
1.00%
0.76%
0.39%
0.43%
2001
2002
2003
2004
2005

0.42%
0.58%
0.55%
0.36%
0.20%
2001
2002
2003
2004
2005

116.0%
116.0%
149.0%
285.0%
231.0%
2001
2002
2003
2004
2005

Sovereign Bancorp

Improving Credit Quality

Non-Performing Loans to

Total Loans

Net Charge-offs

to Average Loans

Allowance to

Non-Performing Assets

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Net Income
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Earnings per Share
2001
2002
2003
2004
2005
Net Income
Operating/Cash Net Income
GAAP EPS
Operating/Cash EPS

Sovereign Bancorp

Consistent Growth in Operating/Cash Earnings

4-year CAGR                          Total      EPS

GAAP Net Income –                55%      41%

Operating/Cash Earnings –    19%       7%

Operating/cash earnings excludes most non-cash, non-operating charges.  Please see appendix for reconciliation of net income to operating/cash earnings, as well as related per share amounts.

Source: 2005 annual report

1.09%
1.09%
1.14%
1.19%
1.26%
2001
2002
2003
2004
2005

52.31%
35.62%
27.87%
25.94%
27.71%
2001
2002
2003
2004
2005

$720
$1,141
$1,662
$2,321
$2,758
2001
2002
2003
2004
2005

Sovereign Bancorp

Improving Operating Metrics

Improved Operating Return

on Average Assets

Operating/Cash Return on

Average Tangible Equity

Average Tangible Equity

($ in millions)

200%
175
150
125
100
75
50
Relative Indexed Prices
45.2%
43.0
41.6
34.6
34.5
May-2003
Oct-2003
Apr-2004
Oct-2004
Apr-2005
Oct-2005
Apr-2006
Sovereign
S&P 500 Banks Index
S&P 500
Dow Jones
LB Mid-Cap Banks

Sovereign Bancorp

Above Average Shareholder Value Creation

04/28/06 closing price of $22.17

3-Year Stock Price Performance

Percent

Appreciation

300%
250
200
150
100
50
–
Relative Indexed Prices
May-2001
Feb-2002
Dec-2002
Oct-2003
Aug-2004
Jun-2005
Apr-2006
111.5%
53.5
33.8
4.3
3.5
Sovereign
S&P 500 Banks Index
S&P 500
Dow Jones
LB Mid-Cap Banks

Sovereign Bancorp

Above Average Shareholder Value Creation

5-Year Stock Price Performance

04/28/06 closing price of $22.17

Percent

Appreciation

400%
350
300
250
200
150
100
50
–
Relative Indexed Prices
Apr-1996
Dec-1997
Aug-1999
Apr-2001
Dec-2002
Aug-2004
Apr-2006
195.3
183.8%
134.8
104.0
100.4
Sovereign
S&P 500 Banks Index
S&P 500
Dow Jones
LB Mid-Cap Banks

Sovereign Bancorp

Above Average Shareholder Value Creation

10-Year Stock Price Performance

04/28/06 closing price of $22.17

Percent

Appreciation

Sovereign’s Strategy

Sovereign’s Business Strategy

Combining the best of a large bank with the best of a
smaller community bank.

Best of a Large Bank:

Products and services

Technology

Brand

Delivery channels and distribution system

Talent

Diversification

Sophistication of risk management

Best of a Small Bank:

Flat structure

Local decision making

Cross functional lines to deliver bank to customer

Treat customers as “individuals”

Active community involvement culture

Summary of Sovereign’s Business Model

Local community bankers with authority
to make local decisions

Community banking delivery model in
all markets

11 local markets, each with a Market
CEO

Local decision making by experienced
commercial bankers

Consumer banking emphasizes
convenience and customer service

Many markets offer 7 day banking

Appointment banking

24/7/365 phone and internet availability

Guaranteed minimum customer service
standards/”Red Carpet” service

Best-in-class customer/product makeup

Full product suite

Customer mapping/segmentation

Targeting 6+ services sold/used

Extremely attractive
franchise in one of
the most desired
geographic markets
in the world

Consistent growth in
operating/cash
earnings, improving
operating metrics
and high internal
generation of capital

Sovereign’s Banking Structure (11 markets)

Market

CEO

Commercial Real Estate

Lenders

Commercial

Lenders

Small Business

Lenders

Financial

Consultants

Cash Management

Representatives

Retail

Branches

Local Market Tactics

Presidents calling on small/medium sized businesses

Small community banking, commercial real estate and C&I focus

Courier pick-up service for small businesses in many markets

Localized banking for consumers

Localized marketing compliments bank-wide brand advertising

Free checking for consumers, businesses and not-for-profit
organizations

Free bill pay

Local market private banking services

Sales results are monitored on a daily basis

What We Measure For Each Market

Market ROA

Asset Quality:

Loan delinquency

Non-performing loans to
total loans

Net charge-offs

Interest Rate Risk:

Net interest income

Average deposits

Net loan yields

Net deposit costs

Market core margin

Coupon on new loans

Number of DDA accounts

Productivity:

Net income

Efficiency ratio

Other income vs. budget

New commitments booked

Investment services

G&A vs. budget

Fee retention

Sales & Service

Red Carpet Service

Team members

Team member retention

Redefining Convenience

4
5
4
3
Ages 18-34
35-49
50-64
65 and Older

Costs less
84%
Secure
25%
Familiarity
23%
For certain activities
15%

Sovereign Bancorp

Automated Teller Machines

Most consumers use ATMs an
average of four times a month…

…and over 80% prefer to use their
banks’ machines…

Own

institution

81%

Most

convenient

19%

…because they are less expensive,
though security was a factor too.

Source: Synergistics Research Corp.

Sovereign ATMs in CVS/pharmacy Locations

Enables Sovereign to brand nearly 1,300 ATMs in
CVS/pharmacy locations throughout northeastern
United States including Massachusetts, Rhode Island,
northern Connecticut, New Hampshire, eastern
Pennsylvania and southern New Jersey

Opportunity exists to brand ATMs at any new
CVS/pharmacy locations within the same footprint

Surcharge-free to Sovereign customers

Significantly expands ATM network and provides huge
opportunity to attract new customers

CANADA
Lake Ontario
Watertown
Lowville
Ticonderoga
Middlebury
Oswego
Richland
Lake Pleasant
Rutland
VERMONT
MAINE
Bath
Portland
Biddeford
NEW HAMPSHIRE
Concord
Dover
Manchester
Portsmouth
Albion
Rochester
Fulton
Rome
Utica
Syracuse
Saratoga Springs
Schenectady
Keene
Canandaigua
Auburn
Ilion
Cooperstown
Troy
Albany
NEW YORK
Ithaca
Oneonta
Gulf of Maine
MASSACHUSETTS
Worcester
Watkins Glen
UNITED STATES
Elmira
Binghamton
Hudson
Westfield
Springfield
Corning
Endwell
Towanda
Hyde Park
Torrington
Waterbury
Barnstable
Williamsport
Laporte
Scranton
Wilkes-Barre
Hazleton
New Bedford
CONNECTICUT
Norwich
Nantucket
Bridgeport
Atlantic Ocean
PENNSYLVANIA
Lebanon
Carlisle
Allentown
Philadelphia
New York
Frederick
MARYLAND
NEW JERSEY
Vineland
Atlantic City
Columbia
Baltimore
Dover
Washington DC
DEL.

Sovereign Bancorp

Combined ATM Branding Opportunities

Sovereign ATM  sites -
905

CVS Locations - 879

ICBC  ATMs sites -
237

NY/NJ CVS -
484

Partnership to offer payroll, tax filing and other value-
added services to small business customers

ADP will dedicate over 200 sales professionals directly
to Sovereign

Sovereign will be the first bank in the marketplace to
have a state-of-the-art, web-based, payroll product

Sovereign will become the preferred provider of
Healthcare Savings Accounts (HSAs) for ADP’s Small
Business Division throughout the nation

Additional commercial and retail opportunities for
Sovereign

Expected to add between 5,000 to 10,000 new clients per year

Highlights of the ADP Partnership

AMERICAN EXPRESS
BUSINESS
Sovereign Bank
3759 876543 21001
Member Since
95
C F FROST
REXPORT INC

Sovereign Bancorp

American Express Partnership

Offering American Express Rewards and co-branded
cards to Sovereign’s small business customers

Sovereign is the first bank in the Northeast to offer a
co-branded card with American Express

Objective is to leverage the American Express brand to
help generate core deposits and retain small-business
relationships

Bringing Sovereign Bank

to our business customers

Onsite

Check

Deposit

Onsite

Official

Check

Health

Savings

Accounts

Small

Business

Cash
Management

Onsite Banking
Account
Opening

Automated
Customer

Alerts

Online

Payroll

Delivery

Convenience Beyond Customers Expectations

Expanded Niche Lending Functions

Health Care Lending

Asset Based Lending

Automotive Finance Business

Sports Lending

Global Cash Management

Independence Improves
Sovereign’s Franchise

NEWARK
NEW YORK
JERSEY CITY
WORCESTER
SPRINGFIELD
YONKERS
NEWARK
BRIDGEPORT
PROVIDENCE
JERSEY CITY
BALTIMORE

Sovereign Bancorp

Independence Improves Sovereign’s Footprint

Sovereign

Independence Community

787

91

287

81

293

PHILADELPHIA

NEW YORK

BOSTON

Creates a Leading Northeast-Based Bank

Improves Sovereign’s franchise value

Adds $7.9bn NY deposits and $2.6bn NJ deposits – total proforma NJ deposits of approximately $10bn

Enhances distribution – 125 branches with an average branch size of
$84MM

Independence has attractive deposit mix

70% of deposits are non-CD deposits

Strong demographics

Serves 300,000 households

Average household income of $59.4K vs. U.S. average of $49.7K

Sovereign now a major player in the 5 largest MSAs in the Northeast

Creates a “New Fleet”

New York

Philadelphia

Boston

Providence

Hartford

MSA

18.9

5.8

4.5

1.6

1.2

222

84

175

55

30

16.2

6.8

9.3

3.2

1.3

Population
(MM)

Branches

Deposits
($Bn)

Pro Forma

12%
26%
17%
21%
24%

5%
17%
4%
7%
38%
29%

8%
1%
24%
9%
19%
20%
18%

Sovereign Bancorp

Diversifies loan mix with extension into multi-family lending –
unique relationship with Meridian Capital is strengthened through larger balance sheet

Strong asset quality – low risk business model has produced exceptional credit quality

Improved Asset Mix with Low Risk

Sovereign

Independence

Combined

1-4 Family

Home Equity

C&I

Commercial Real Estate

Consumer

Multi Family

Other

$42.7Bn

$12.3Bn

$55.0Bn

240%

235%

241%

Reserves/NPAs

0.16%

0.02%

0.20%

NCOs/Avg Loans

0.41%

0.35%

0.42%

NPAs/Loans+OREO

Combined

Independence

Sovereign

As of 9/30/05

Financially Attractive

Consistent with Sovereign’s stated acquisition criteria

Internal Rate of Return of 15%

15% cost saves vs. 29%(a) in announced New York MSA
transactions since 2001

Substantial revenue enhancements identified not assumed

Expansion of multi-family lending in Sovereign markets
(e.g., Philadelphia, Boston)

Open new markets to deliver broader array of products (cash
management, capital markets, commercial lending and
government banking)

(a) Source: SNL.

The Santander Partnership -
Building a Better Bank for
Shareholders, Customers
and Community

Santander
MX
Santander Serfin
Banco Santander
PR
Banco de Venezuela
VE
Banco Santander
CO
Santander
PE
Santander Banespa
BR
Santander Santiago
AR
BANCO RIO
Banco Santander
UY
NO
SE
Santander Consumer
Abbey
UK
Santander Consumer
NL
DE
Santander Consumer
PL
CZ
Santander Consumer
Santander Consumer
AT
HU
Santander Consumer
Santander Consumer
Santander Consumer
IT
Santander Consumer
ES
Santander Central Hispano
PT
Santander Totta
Banesto
BANIF

Sovereign Bancorp

Global Footprint of Santander

Santander Partnership Makes Independence
Acquisition Attractive

Santander

Mkt. Cap: $80.1 bn

Independence

Mkt. Cap: $2.7 bn

Sovereign

Mkt. Cap: $9.0 bn

Cash ($2.4 bn)

Cash ($3.6 bn)

19.8% Ownership

$27.00 per SOV share

$462 million premium (1)

$1.2 bn of cash provided through
issuance of Tier 1 Capital or debt

100% Ownership

$42.00 per ICBC share

N.B. Market Cap statistics as of announcement.

1)

Based on 20-day trailing average price.

Benefits of the Santander Transaction

Allows Sovereign to acquire Independence, which would have
been difficult without Santander’s investment, at a premium

Access to capital; Santander has committed to “backstop”
financing

Santander partnership provides sharing of best practices and operational know-how

Positioned for “full” price possible sale to Santander or
another party over 2-5 year period after closing

Examples of Opportunities to Share Best Practices

Hispanic Market

40% of Hispanics in Sovereign and Independence footprint are Puerto
Ricans, Santander has the second largest bank in Puerto Rico

Auto Finance

Santander is the largest non-captive auto finance player in Europe, financing 1 million cars; Sovereign is a leading auto finance player in the northeastern U.S.

Cash Management

Sovereign and Santander are discussing the outsourcing of all Santander’s
U.S. dollar cash management business to Sovereign

Funding/Access to Capital

S&P anticipates raising Sovereign’s ratings one notch following the deal giving consideration to the foothold the Independence acquisitions provides Sovereign in the desirable NY/NJ marketplace and Sovereign’s commitment to rebuild capital. We hope other rating agencies will follow.

Operational Enhancements and Technology Sharing

Santander is the 9th largest bank in the world with world-class banking related technology systems which Santander intends to share with
Sovereign and a well-respected global partner

Potential Shareholder
Value Creation

Clear and Consistent Strategy and Tactics for
the Future

Strong, experienced and deep management team in place

Exceptional franchise and strategy to seize superior growth
opportunities

Focus remains on superior execution and taking advantage of
“emerging markets” within the United States

As we execute, we will remain committed to our critical
success factors of:

Superior asset quality

Superior risk management

Strong sales and service culture that aligns team member
performance with a recognition and rewards system

High level of productivity through revenue growth and
efficient expense control

Major Goals for 2006 – 2007

Positive operating/cash earnings growth in a flat yield
curve

Achieve or exceed financial assumptions of
Independence acquisition

Embark on strategy for capturing larger share of the
Hispanic market

Maintain expense control discipline

Stable asset quality

Sovereign is committed to building
above-average short-term and long-term
shareholder value while building a better
bank for our customers, communities
and team members.

Appendix

Operating and Cash Earnings Per Share

This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting
Principles (“GAAP”)

Sovereign’s management uses the non-GAAP measures of Operating
Earnings and Cash Earnings in its analysis of the company’s
performance.  These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-
cash charges

Since certain of these items and their impact on Sovereign’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of
Sovereign’s core businesses

These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be
presented by other companies

One Non-GAAP Financial Measure

Effective in the fourth quarter of 2004, Sovereign moved to
one non-GAAP financial measure – Operating/Cash Earnings

Provides greater financial transparency

Provides useful supplemental information when evaluating
Sovereign’s core businesses

Consistent with SEC’s publicly stated desire for fewer non-GAAP disclosures

Operating/Cash Earnings represent net income adjusted for
after-tax effects of merger-related and integration charges, any other non-recurring charges and the amortization of
intangible assets

Reconciliation of Operating/Cash Earnings
to GAAP Earnings - Actual

(1)

(1) Net Income for EPS purposes

($ in thousands, all numbers shown net of tax)

Year Ended December 31,

2005

2004

2003

2002

2001

Net Income/(loss) as reported

701,587

$

453,552

$

401,851

$

341,985

$

116,821

$

Merger-related and

integration costs

8,284

30,134

10,316

Provision for Loan Loss

3,900

3,900

Restructuring of Balance Sheet

42,605

18,838

6,549

Restructuring Charges

2,589

5,525

Impairment Charge for FNMA and

FHLMC Preferred Stock

20,891

Financing-Related Adjustments

Non-solicitation Expense

158,106

Proxy and related professional fees

3,788

Amoritzation of Intangibles

47,984

51,186

50,100

54,121

89,408

Operating/Cash Earnings for EPS

purposes

764,232

$

602,268

$

470,789

$

410,322

$

376,409

$

   Note:  Further details are available on our web site at www.sovereignbank.com and in our Annual Reports to

Shareholders

Reconciliation of Operating/Cash EPS to
GAAP EPS - Actual

Year Ended December 31,

2005

2004

2003

2002

2001

Diluted Earnings per Share

1.77

$

1.38

$

1.38

$

1.23

$

0.45

$

Merger-related and

integration costs

0.02

$

0.09

$

0.04

$

Provision for Loan Loss

0.01

$

0.01

$

Restructuring of Balance Sheet

0.13

$

0.07

$

0.03

$

Restructuring Charges

0.01

$

0.02

$

Impairment Charge for FNMA and

FHLMC Preferred Stock

0.06

$

Financing-Related Adjustments

Non-solicitation Expense

0.62

$

Proxy and related professional fees

0.01

$

Amoritzation of Intangibles

0.12

$

0.16

$

0.17

$

0.19

$

0.35

$

Operating/Cash Earnings per Share

1.93

$

1.83

$

1.62

$

1.47

$

1.47

$

   Note:  Further details are available on our web site at www.sovereignbank.com and in our Annual Reports to Shareholders

Sovereign Bancorp, Inc.